VIA EDGAR

Securities and Exchange Commission 100 F Street N.E. Washington, D.C. 20549-0506

Re:	Peoples Benefit Life Insurance Company Separate Account II

File No. 811-04734, CIK 0000796535

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Peoples Benefit Life Insurance Company Separate Account II, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the Fidelity Variable Insurance Products Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on February 26, 27th , 2007, Fidelity Variable Insurance Products Fund filed its annual report with the Commission via EDGAR (CIK: 0000356494; 0000831016; 0000927384).

To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Vice President
Peoples Benefit Life Insurance Company